COLUMBIA DAILY INCOME COMPANY
                                  (THE "FUND")



                 Supplement to Prospectus Dated January 1, 2005

Effective immediately, the section entitled "MANAGING THE FUND - PORTFOLIO MANAGER" is replaced in entirety with the following:

PORTFOLIO MANAGER

KAREN M. ARNEIL, a Senior Vice President for Columbia Management, is the Fund's portfolio manager. Ms. Arneil has been associated with Columbia Management and its predecessors since 1996 and has managed the Fund since October 2004.




                                                           February 25, 2005